                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

Filed by the Registrant     /X/

Filed by a Party other than the Registrant     / /

Check the appropriate box:

/ /      Preliminary Proxy Statement
/X/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

/ /      Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))

                           STEAKHOUSE PARTNERS, INC.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

    (1)     Title of each class of securities to which transaction applies:
            Common Stock, par value $.0001 per share

    (2)     Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)     Proposed maximum aggregate value of transaction:

    (5)     Total fee paid:

/ /      Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)     Amount Previously Paid:
    (2)     Form, Schedule or Registration Statement No.:
    (3)     Filing Party:
    (4)     Date Filed:

                           STEAKHOUSE PARTNERS, INC.
                            10200 WILLOW CREEK ROAD
                          SAN DIEGO, CALIFORNIA 92131
                                 (619) 689-2333


                                                                    May 12, 2000


Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Steakhouse Partners, Inc. (the "Company"), to be held at 10:00 a.m., Pacific Time, on June 6, 2000, at the offices of the Company at 10200 Willow Creek Road, San Diego, California 92131.

     At the Meeting, you will be asked to consider and vote upon (i) the election of one Class 1 Director to serve a term of three years; (ii) a proposal to approve an increase in the number of shares of our common stock from 10,000,000 to 25,000,000; (iii) a proposal to approve the Company's 1999 Steakhouse Partners Stock Option Plan; (iv) a proposal to approve the Company's Year 2000 Incentive Plan; and (v) the ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors for the year ending December 26, 2000;

     The vote of every stockholder is important. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, we urge you to sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

     Thank you for your cooperation.

                                          Very truly yours,


                                          /s/ Richard M. Lee


                                          Richard M. Lee
                                          Chairman of the Board and
                                          Chief Executive Officer

                           STEAKHOUSE PARTNERS, INC.
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
Steakhouse Partners, Inc.:

     The Annual Meeting of Stockholders of Steakhouse Partners, Inc. (the "Company") will be held on June 6, 2000, at 10:00 a.m., Pacific Time, at 10200 Willow Creek Road, San Diego, California 92131 for the following purposes:

1. To elect one Class 1 Director to serve a three year term;

2. To approve a proposal to increase the authorized number of shares of our common stock from 10,000,000 to 25,000,000;

3. To consider and vote upon a proposal to approve the Company's 1999 Steakhouse Partners Stock Option Plan;

4. To consider and vote upon a proposal to approve the Company's Year 2000 Incentive Plan; and

5. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors for the fiscal year ending December 26, 2000;

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 12, 2000, as the record date for determination of those stockholders who will be entitled to notice of and to vote at the meeting and any adjournment thereof.

     If you plan to attend the meeting, please mark the appropriate box on your proxy card. Upon receipt of the card, an admission ticket will be sent to you.

     Whether or not you expect to attend, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors
                                          Hiram J. Woo
                                          Secretary


San Diego, California
May 12, 2000

                           STEAKHOUSE PARTNERS, INC.
                            10200 WILLOW CREEK ROAD
                          SAN DIEGO, CALIFORNIA 92131

                            ------------------------
                                PROXY STATEMENT
                            ------------------------
                              GENERAL INFORMATION

PROXY SOLICITATION

     This Proxy Statement is furnished to the holders of the Common Stock, $.01 par value per share ("Common Stock"), of Steakhouse Partners, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 6, 2000 at 10:00 a.m. (Pacific Time), at 10200 Willow Creek Road, San Diego, California 92131 and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. At present, the Board of Directors knows of no other business which will come before the meeting.

     The Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to stockholders on or about May 12, 2000. The Company will bear the cost of its solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified thereon. If no instructions are given, the proxies will be voted FOR the election as Director of the person nominated by the Board of Directors; FOR the proposal to approve an increase in the number of authorized shares of our common stock from 10,000,000 to 25,000,000; FOR the proposal to approve the Company's 1999 Steakhouse Partners Stock Option Plan; FOR the proposal to approve the Company's Year 2000 Incentive Plan; and FOR ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors for the fiscal year ending December 26, 2000;

RECORD DATE AND VOTING RIGHTS

     Only Common Stockholders and holders of the Company's Preferred Stock (the "Preferred Stock") of record at the close of business on May 12, 2000 (the "Record Date") are entitled to notice of the Annual Meeting and to vote the shares of Common Stock and Preferred Stock held by them on that date at the Annual Meeting or any adjournment or postponement thereof. Only holders of Common Stock and holders of Preferred Stock will be entitled to vote at the Annual Meeting. Each outstanding share of Common Stock and each outstanding share of Preferred Stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting. The shares of Common Stock and the shares of Preferred Stock shall vote together as one class. There were outstanding on May 12,

2000, the record date for stockholders entitled to notice of and to vote at the Annual Meeting, [3,332,022] shares of Common Stock and 2,750,000 shares of Preferred Stock.

     Votes cast at the meeting will be tabulated by persons appointed as inspectors of election of the meeting. The inspectors of election will treat shares of Common Stock represented by a properly signed and returned proxy as "present" at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum. Abstentions will also be counted for purposes of determining the presence of a quorum at the Annual Meeting.

     The nominees for election to the Board of Directors receiving the greatest number of affirmative votes cast by the holders of Common Stock and Preferred Stock, up to the number of directors to be elected, will be elected as directors. Accordingly, abstentions or broker non-votes as to the election of directors will have no effect on the election of directors.

QUORUM

     The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock and the shares of the Preferred Stock, considered together as a single class, outstanding on May 12, 2000 is necessary to constitute a quorum at the Annual Meeting.

OTHER MATTERS

     Because of the required votes, abstentions will have the same effect as a vote against the proposals to elect Class 1 Directors, to ratify the appointment of the independent auditors, to approve the Company's 1999 Steakhouse Partners Stock Option Plan and to approve the Company's Year 2000 Incentive Plan. Broker non-votes will not be counted for purposes of determining whether the proposals have been approved or not.

     At May 1, 2000, directors and executive officers of the Company and their affiliates beneficially owned 3,329,462 shares of the voting stock of the Company, or 54.7% of the total shares of voting stock of the Company outstanding on such date. Included in the above amount are 2,750,000 shares of the Preferred Stock beneficially owned by Richard M. Lee, the Chairman of the Board, which constitutes all of the issued and outstanding shares of the Series B and Series C Preferred Stock. It is anticipated that all of such shares of Common Stock and Series B and Series C Preferred Stock will be voted in favor of all of the proposals of the Board described herein.

     The affirmative vote of the holders of 50.1% of the shares represented at the meeting in person or by proxy and entitled to vote on the proposals is required for the approval of the four proposals set forth in this Proxy Statement.

                         BOARD AND MANAGEMENT OWNERSHIP

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of May 1, 2000, by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director of the Company and each nominee for election as a director and (iii) all directors, nominees for director and executive officers as a group.

                                                                   NUMBER           PERCENTAGE
                                                                 OF SHARES (1)     BENEFICIALLY OWNED
                                                                 -------------     ------------------
Richard M. Lee (2) (8).........................................     540,420               14.8%
Hiram J. Woo (3) (9)...........................................     374,042               10.4%
Joseph L. Wulkowicz (10).......................................           0                  0%
Tom Edler (4) (11).............................................           0                  0%
Mark W. Goudge (5) (12)........................................           0                  0%

                                                                   NUMBER           PERCENTAGE
                                                                 OF SHARES (1)     BENEFICIALLY OWNED
                                                                 -------------     ------------------
Tod Lindner (6)................................................           0                  0%
RS Investment Management Co. LLC (7)...........................     815,800               24.2%
All officers and directors as a group (6 persons) (8) (9)......     914,462               23.6%

------------------

(1) Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) Does not include an aggregate of 1,000,000 shares of Series B Convertible Preferred Stock and 1,050,000 shares of Series C Convertible Preferred Stock, which shares have rights to vote with the Common Stock as one class on a one-vote-per-share basis. After giving effect to such Series B and Series C Convertible Preferred Stock, Mr. Lee currently holds 42.3% of the combined stockholder voting power of the Company. Mr. Lee's business address is at 10200 Willow Creek Road, San Diego, California 92131. Does not include options held by Mr. Lee to acquire up to 554,137 shares of Common Stock.

(3) Mr. Woo's business address is at 10200 Willow Creek Road, San Diego, California 92131. Does not include options held by Mr. Woo to acquire up to 287,462 shares of Common Stock. Does not include 700,000 shares of Series C Convertible Preferred Stock, which shares have rights to vote with the Common Stock as one class on a one-vote-per-share basis. After giving effect to such Series C Convertible Preferred Stock, Mr. Woo currently holds 17.6% of the combined stockholders voting power of the Company.

(4) Mr. Edler's business address is c/o Grubb & Ellis Company, 770 L Street, Suite 700, Sacramento, California.

(5) Mr. Goudge's business address is 24422 Avenida de la Carlta, Suite 400, Laguna Hills, California 92653.

(6) Mr. Lindner's business address is 17 E. Sir Francis Drake Boulevard, Suite 230, Larkspur, California 94939.

(7) RS Investment Management Co. LLC's business address is 388 Market Street, Suite 200, San Francisco, California 94111.

(8) Includes the assumed exercise of options to purchase 283,500 shares which are exercisable within 60 days by Mr. Lee.

(9) Includes the assumed exercise of options to purchase 216,500 shares which are exercisable within 60 days by Mr. Woo.

(10) Does not include options held by Mr. Wulkowicz to acquire up to 45,000 shares of Common Stock.

(11) Does not include options held by Mr. Edler to acquire up to 15,000 shares of Common Stock.

(12) Does not include options held by Mr. Goudge to acquire up to 15,000 shares of Common Stock.

PROPOSAL 1 -- ELECTION OF DIRECTORS

     At the meeting, one Class 1 director, Mark Goudge, is to be elected. The Company's Restated Certificate of Incorporation provides that the Directors shall be divided into three classes with each class consisting, as nearly as possible, of one-third of the total number of Directors. In this way, one class will stand for election to a three-year term each year. Each elected Director will serve until the next Annual Meeting following the completion of their terms or until their successors are elected.

     The shares represented by the enclosed Proxy will be voted for the election as directors of the nominee named below. Mr. Goudge is a member of the present Board. If Mr. Goudge becomes unavailable to stand for re-election for any reason or if a vacancy on the Board shall occur before the election (which events are not anticipated), the holders of the Proxy may vote for such other person in accordance with their best judgment, but not more than one person may be voted to serve as director.

     The information appearing in the following table, with notes thereto, has been furnished to the Company by the respective nominees.

                                       TERM OF                     PRINCIPAL OCCUPATION           DIRECTOR
     NAME OF NOMINEE        CLASS      ELECTION     AGE             FOR PAST FIVE YEARS           SINCE
-------------------------   -----    ------------   ----    -----------------------------------   --------
Mark W. Goudge(1)(2).....     1        3 Years       37     Mr. Goudge has been a financial         1998
                                                            consultant in the private client
                                                            group at Merrill Lynch in Laguna
                                                            Hills, California since June 1992.
                                                            Prior to joining Merrill Lynch, Mr.
                                                            Goudge served from April 1990 to
                                                            June 1992 as an Assistant President
                                                            in the Commercial Lending Division
                                                            at Orange National Bank in Orange,
                                                            California. Prior thereto Mr.
                                                            Goudge worked at the Landmark Bank
                                                            in Whittier, California rising to
                                                            the position of Assistant Vice
                                                            President of the Business Bank
                                                            Group. Mr. Goudge graduated from
                                                            the University of Alaska-Fairbanks
                                                            in December 1987 with a B.A. in
                                                            Finance.

---------------
(1) Member Compensation Committee

(2) Member Audit Committee

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEE LISTED ABOVE.

MEETING OF THE BOARD OF DIRECTORS

     During the Company's fiscal year ended December 28, 1999, the Board of Directors held two meetings and acted four times by unanimous written consent. Each Director attended more than seventy-five percent (75%) of the Board meetings and meetings of the Board committees on which he served. The Company does not have a standing nominating committee, the functions of which are performed by the entire Board.

     During the Company's fiscal year ended December 28, 1999, the Compensation Committee of the Board met once.

     During the Company's fiscal year ended December 28, 1999, the Audit Committee of the Board met once. The Audit Committee has the responsibility of recommending the firm to be chosen as independent auditors, overseeing and reviewing the audit results and monitoring the effectiveness of internal audit functions. The Audit Committee has recommended the selection of Singer Lewak Greenbaum & Goldstein LLP as independent auditors for the year ended December 26, 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 (a) of the Securities Exchange Act of 1934, and the rules issued thereunder, the Company's directors and executive officers are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Copies of such reports are required to be furnished to the Company. Based solely on a review of the copies of such reports furnished to the Company, or written representations that no other reports were required, the Company believes that, during the Company's fiscal year ended December 28, 1999, all of its executive officers and directors complied with the requirements of Section 16 (a).

DIRECTOR COMPENSATION

     None of the Company's directors received any compensation during the most recent fiscal year for serving in his position as a director.

EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation paid to executive officers of the Company for the three fiscal years ended December 28, 1999.

                                                                                       LONG TERM
                                                                                 COMPENSATION
       NAME AND                                              OTHER ANNUAL        AWARDS - SECURITIES       ALL OTHER
  PRINCIPAL POSITION     YEAR     SALARY($)     BONUS($)     COMPENSATION(3)     UNDERLYING OPTIONS(#)     COMPENSATION
-----------------------  ----     ---------     --------     ---------------     ---------------------     ------------
Richard M. Lee(1)......  1999     $ 100,000     $175,500         $19,248                     --                 --
Chairman of the          1998     $  87,500     $294,689         $15,892                201,000                  0
Board and Chief          1997     $  50,000            0           5,809                     --                  0
Executive Officer

Hiram J. Woo(2)........  1999     $  80,000     $ 94,500         $ 7,870                     --                 --
President and Chief      1998     $  71,250     $111,567         $ 7,870                134,000                  0
Financial Officer        1997     $  45,000            0           1,968                     --                  0

---------------
(1) Mr. Lee's base salary increased to $100,000 per annum as of April 1, 1998.

(2) Mr. Woo's base salary increased to $80,000 per annum as of April 1, 1998.

(3) Other annual compensation consists in each case of the car allowance paid by the Company for the named executive officer.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning stock option grants made to each of the named executive officers in fiscal 1999. No stock appreciation rights were granted to these individuals during such year.

                               INDIVIDUAL GRANTS

                       NUMBER OF SECURITIES     PERCENT OF TOTAL OPTIONS
                       UNDERLYING OPTIONS       GRANTED TO EMPLOYEES
        NAME             GRANTED(#)             IN FISCAL YEAR               EXERCISE PRICE ($/SH)       EXPIRATION
---------------------  --------------------     ------------------------     ---------------------    ----------------
Richard M. Lee.......         554,137                     43.7%                 70,087 ($5.95)            May 2009
                                                                                484,050 ($6.90)          July 2009

Hiram J. Woo.........         287,462                     22.7%                 42,412 ($5.40)            May 2009
                                                                                245,050 ($6.25)          July 2009

                  OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information concerning option exercises and option holdings for the fiscal year 1999 with respect to each of the named executive officers. No named executive officers exercised any options during such year.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                           VALUE                AT FISCAL YEAR END(#)              AT FISCAL YEAR END($)
        NAME           SHARES ACQUIRED     REALIZED($)        EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE(1)
---------------------  ---------------     -----------     -------------------------------    -------------------------------
Richard M. Lee.......         0                 0          285,500 exercisable/               $694,438 exercisable/
                                                           554,137 unexercisable              $0 unexercisable
Hiram J. Woo.........         0                 0          216,500 exercisable/               $587,188 exercisable/
                                                           287,462 unexercisable              $0 unexercisable

---------------
(1) Based on Black-Scholes pricing model, using discount rates ranging from 4.6% to 5.9% and volatility rates ranging from 44% to 45%.

EMPLOYMENT AGREEMENTS

     On June 3, 1996, the Company entered into a four-year employment agreement with Richard M. Lee at an annual base salary of $50,000, which was increased to $100,000 upon the closing of the Company's initial public offering. Under the employment agreement, Mr. Lee's employment may not be terminated by the Company without cause. In addition, Mr. Lee has agreed in his employment agreement not to compete with the Company for a period of one (1) year following his termination of employment for any reason. Mr. Lee's employment agreement expires in June 2000.

     On June 3, 1996, the Company entered into a four-year employment agreement with Hiram Woo at an annual base salary of $45,000, which was increased to $80,000 upon the closing of the Company's initial public offering. Under the employment agreement, Mr. Woo's employment may not be terminated by the Company without cause. In addition, Mr. Woo has agreed in his employment agreement not to compete with the Company for a period of one (1) year following his termination of employment for any reason. Mr. Woo's employment agreement expires in June 2000.

LIMITS ON LIABILITY AND INDEMNIFICATION

     The Company's Certificate of Incorporation eliminates the personal liability of its directors to the Company and its stockholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Certificate of Incorporation further provides that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

CERTAIN TRANSACTIONS

Employment Agreements

     The Company has entered into separate Employment Agreements with Richard M. Lee and Hiram J. Woo which expire in June 2000. See "Employment Agreements."

Company Policy

     Any ongoing or future transactions between the Company and its officers, directors, principal stockholders, or other affiliates will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent and disinterested directors. Any future loans to officers, directors, principal stockholders, or affiliates will be made for a bonafide business purpose, on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of the Company's independent and disinterested directors.

PROPOSAL 2 -- PROPOSAL TO INCREASE THE NUMBER OF SHARES

WHAT AM I VOTING ON?

     A proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock from 10,000,000 shares to 25,000,000 shares.

WHAT IS AUTHORIZED STOCK?

     Our Certificate of Incorporation establishes the maximum number of shares of common stock that we may issue without obtaining additional stockholder approval. This is called authorized stock.

WHAT IS THE DIFFERENCE BETWEEN AUTHORIZED STOCK AND ISSUED STOCK?

     Shares that have already been issued are referred to as "issued" or "issued and outstanding." The difference between the total number of authorized shares and the number of issued shares is the number of shares that the Company may issue in the future without amending the Certificate of Incorporation. Delaware law and the rules and regulations of the Nasdaq Stock Market may require stockholder approval of issuances under certain circumstances.

     For example, as of May 1, 2000, we had 10,000,000 shares authorized and 3,332,022 shares issued. As a result, the Company could have issued an additional 6,667,978 shares. If the amendment to the Certificate of Incorporation had been adopted prior to that date, the Company could have issued an additional 15,000,000 shares, for a total of 21,667,978 shares available for issuance. In the interest of simplicity, in this example we have ignored shares reserved for issuance upon exercise of stock options, under our other employee benefit plans and for other purposes.

WHAT RIGHTS WILL THE NEW AUTHORIZED SHARES HAVE?

     If approved, the additional shares of common stock will have the same voting and other rights as all other shares of our common stock.

COULD THE AUTHORIZATION OF ADDITIONAL SHARES HAVE ANY ADVERSE EFFECT ON THE COMPANY'S STOCKHOLDERS?

     Future issuances of shares of common stock or securities convertible into common stock would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders. In addition, the availability of additional shares of common stock for issuance could discourage or make more difficult efforts to obtain control of the Company.

WHY DOES THE BOARD WANT TO INCREASE THE AUTHORIZED STOCK?

     The larger we become, the greater our need for capitalization. Although we have no current plans to issue any of the additional shares, increasing the number of authorized shares will permit us to meet future business and financial needs, as well as permit stock splits and stock dividends should we determine that they are advisable in the future.

WHEN WOULD THIS AMENDMENT BECOME EFFECTIVE?

     The Board of Directors has unanimously authorized this amendment and voted to recommend it to the Company's stockholders. If approved by the stockholders, the amendment will become effective upon filing an appropriate certificate with the Delaware Secretary of State.

WE RECOMMEND THAT YOU VOTE FOR THE ADOPTION OF THIS PROPOSAL.

PROPOSAL 3 -- PROPOSAL TO APPROVE THE COMPANY'S 1999 STOCK OPTION PLAN

     On July 29, 1999, the Board of Directors adopted the Steakhouse Partners, Inc. 1999 Stock Option Plan for officers and key employees of the Company and its subsidiaries. The principal features of the

Plan, as amended, are summarized below, but such summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit A.

     Under the Plan, up to an aggregate of 1,000,000 shares of the Company's Common Stock may be issued pursuant to stock options, subject to adjustment in the case of certain corporate transactions.

     The options may be either options intended to qualify as "incentive stock options", as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options. The per share exercise price of options granted under the Plan may not be less than 100% of the Fair Market Value (as defined below) of a share of the Company's Common Stock on the date of grant. Shares of Common Stock acquired under the Plan may be treasury shares, including shares purchased in the open market for use in the Plan, newly issued shares, or a combination thereof. Fair Market Value, as of any date, means the closing sales price of a share of Common Stock as reported by the National Association of Securities Dealers, Inc.

     The affirmative vote of the holders of a majority of the shares of Common Stock and the shares of Preferred Stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the Plan to be effective.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PLAN.

PROPOSAL 4 -- PROPOSAL TO APPROVE THE COMPANY'S YEAR 2000 INCENTIVE PLAN

     On March 15, 2000, the Board of Directors adopted the Year 2000 Incentive Plan for officers and key employees of the Company and its subsidiaries. The principal features of the Plan, as amended, are summarized below, but such summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit B.


     Under the Plan, up to an aggregate of 5,000,000 shares of the Company's Common Stock may be issued pursuant to stock options, stock appreciation rights, restricted stock grants or deferred stock grants, subject to adjustment in the case of certain corporate transactions.


     The options may be either options intended to qualify as "incentive stock options", as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options. The per share exercise price of options granted under the Plan may not be less than 100% of the Fair Market Value (as defined below) of a share of the Company's Common Stock on the date of grant. Shares of Common Stock acquired under the Plan may be treasury shares, including shares purchased in the open market for use in the Plan, newly issued shares, or a combination thereof. Fair Market Value, as of any date, means the closing sales price of a share of Common Stock as reported by the National Association of Securities Dealers, Inc.

     The affirmative vote of the holders of a majority of the shares of Common Stock and the shares of Preferred Stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the Plan to be effective.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PLAN.

PROPOSAL 5 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Although the By-Laws of the Company do not require the submission of the selection of independent auditors to the stockholders for approval, the Board of Directors considers it desirable that its appointment of independent auditors be ratified by the stockholders. Singer Lewak Greenbaum & Goldstein has been appointed to serve in that capacity for the 2000 fiscal year. The Board of Directors will ask the stockholders to ratify the appointment of this firm as independent auditors for the Company at the Annual Meeting.

     In the event that such appointment is not ratified by the stockholders, it is anticipated that Singer Lewak Greenbaum & Goldstein LLP will continue to serve as the Company's independent auditors for the 2000 fiscal year.

     A representative of Singer Lewak Greenbaum & Goldstein LLP will be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders.

     The affirmative vote of the holders of a majority of the shares of Common Stock and the shares of Preferred Stock, voting together as a single class, present in person or represented and entitled to vote is required for the approval of Proposal 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

STEAKHOUSE PARTNERS STOCK OPTION PLAN AND YEAR 2000 INCENTIVE PLAN

     The Company has adopted the Steakhouse Partners Stock Option Plan and Year 2000 Incentive Plan (collectively, the "Plans"), to promote the long-term growth and profitability of the Company by (i) providing key directors, officers and employees of the Company and its subsidiaries with incentives to improve shareholder value and contribute to the growth and financial success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. As described more fully below, the Plans provide for grants of options to purchase specified numbers of shares of Common Stock at predetermined prices.

     The following discussion represents only a summary of certain of the Plan terms and is qualified in its entirety by reference to the complete Plans, a copy of which is annexed hereto as Exhibits "A" and "B".

     Shares Available; Maximum Awards; Participants. A total of 1,000,000 shares of the Company's Common Stock has been reserved for issuance pursuant to options granted pursuant to the Steakhouse Partners Plan. A total of 5,000,000 shares have been reserved under the Year 2000 Plan. The Plans allow the Company to grant options to employees, officers and directors of the Company and its subsidiaries; provided that only employees of the Company and its subsidiaries may receive incentive stock options under the Plans.

     As of the date of this proxy statement, the Company has granted all of the options available under the Steakhouse Partners Plan and none of the options available under the Year 2000 Incentive Plan.

     Stock Option Features. Under the Plans, options to purchase the Company's Common Stock may take the form of incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified stock options ("NQSOs"). As required by Section 422 of the Code, the aggregate fair market value (as defined in the Plans) of shares of Common Stock (determined as of the date of grant of the ISO) with respect to which ISOs granted to an employee are exercisable for the first time in any calendar year may not exceed $100,000. The foregoing limitation does not apply to NQSOs.

     Initially, each option will be exercisable over a period, determined by the Board of Directors or the Compensation Committee of the Board of Directors of the Company, in its discretion, of up to ten years from the date of grant. Options may be exercisable during the option period at such time, in such amounts, and in accordance with such terms and conditions and subject to such restrictions as are determined by the Board or the Compensation Committee and set forth in option agreements evidencing the grant of such options; provided that no option may be exercisable less than one year from its date of grant.


     The exercise price of options granted pursuant to the Plans is determined by the Board or the Compensation Committee, in its discretion; provided that the exercise price of an ISO may not be less than 100% of the fair market value (as defined in the Plans) of the shares of the Company Common Stock on the date of grant. The exercise price of options granted pursuant to the Plans is subject to adjustment as provided in the Plans to reflect stock dividends, splits, other recapitalizations or reclassifications or changes in the market value of the Company Common Stock. In addition, the Plans provide that, in the event of a proposed change in control of the Company (as defined in the Plans), the Board or the Compensation Committee is to take such actions as it deems appropriate to effectuate the purposes of the Plans and to protect the grantees of options, which action may include (i) acceleration or change of the exercise dates of any option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any option; and (iii) in any case where equity securities other than Common Stock are proposed to be delivered in exchange for or with respect to Common Stock, arrangements providing that any option shall become one or more options with respect to such other equity securities. Further, in the event the Company dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in the Plans or any grant agreement pursuant thereto (i) each grantee shall have the right to exercise his option at any time up to ten days prior to the effective date of such liquidation and dissolution; and (ii) the Board or the Compensation Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any option that is so canceled or surrendered at any time up to ten days prior to the effective date of such liquidation and dissolution. The Board or the Compensation Committee also may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act.


     The shares purchased upon the exercise of an option are to be paid for by the optionee in cash or cash equivalents acceptable to the Compensation Committee.

     Except as permitted pursuant to Rule 16b-3 under the Exchange Act, and in any event in the case of an ISO, an option is not transferable except by will or the laws of descent and distribution. In no case may the options be exercised later than the expiration date specified in the option agreement.


     Stock Grants; Stock Appreciation Rights. The Year 2000 Incentive Plan permits the granting of restricted stock or deferred stock awards either alone or in addition to other awards under the Plan. The terms and conditions of any such awards are to be set forth in an Award Agreement with the recipient. The Year 2000 Incentive Plan also permits the granting of stock appreciation rights in conjunction with any Options granted under the Plan. Stock Appreciation Rights permit the holder of any Option to receive, under certain circumstances, an amount in cash or Common Stock equal to the amount by which the fair market value of the Common Stock exceeds the exercise price of the related Option.


     Plan Administration. The Plans will be administered by the Compensation Committee of the Board of Directors, consisting of at least two directors who are "non-employee directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code.

     The Compensation Committee will decide when and to whom to make grants, the number of shares to be covered by the grants, the vesting schedule, the type of awards and the terms and provisions relating to the exercise of the awards. The Compensation Committee may interpret the Plans and may at any time adopt such rules and regulations for the Plans as it deems advisable. The Board of Directors may at any time amend or terminate the Plans and change its terms and conditions, except that, without shareholder approval, no such amendment may (i) materially increase the maximum number of shares as to which awards may be granted under the Plans; (ii) materially increase the benefits accruing to Plans participants; or (iii) materially change the requirements as to eligibility for participation in the Plans.

     Accounting Effects. Under current accounting rules, neither the grant of options at an exercise price not less than the current fair market value of the underlying Common Stock, nor the exercise of options under the Plans, is expected to result in any charge to the earnings of the Company.

                             STOCKHOLDER PROPOSALS

     All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company in the Year 2000 must be received by the Company no later than January 12, 2001 for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.


                                 ANNUAL REPORT


     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 28, 1999 (the "Annual Report") is being mailed with this proxy statement.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                              Hiram J. Woo
                                              Secretary

Dated: May 12, 2000

                                                                       EXHIBIT A

                           STEAKHOUSE PARTNERS, INC.
                             1999 STOCK OPTION PLAN

1.  ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

     Steakhouse Partners, Inc. hereby establishes the STEAKHOUSE PARTNERS, INC. 1999 STOCK OPTION PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of Steakhouse Partners, Inc. (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

     The Plan permits the granting of stock options, including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code, in any combination (collectively, "Options").

2.  DEFINITIONS

Under this Plan, except where the context otherwise indicates, the following definitions apply:

     (a) "Board" shall mean the Board of Directors of the Corporation.


     (b) "Change in Control" shall mean: (i) an acquisition of the Corporation, which in the sole discretion of the Board immediately prior to such acquisition, is determined to be an acquisition hostile to, and not in the best interests of, the stockholders of the Corporation, or (ii) an acquisition of fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities by any person (other than Richard M. Lee), as such term is used in Sections 13(d) and 14(d)(ii) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (iii) a change in the composition of the Board so that a majority of the members of the Board immediately prior to such change of control or change in composition of the Board, is determined to be a change hostile to, and not in the best interests of, the stockholders of the Corporation.


     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

     (d) "Committee" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

     (e) "Common Stock" shall mean shares of the Corporation's common stock, $.01 par value.

     (f) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; provided, however, that if the Common Stock is publicly traded, then Fair Market Value shall mean the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on a system established by the National Association of Securities Dealers, Inc. ("Nasdaq System"), or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and, provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq System, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

     (g) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Option granted pursuant to the Plan.

     (h) "Grant Date" shall mean the date on which the Committee formally acts to grant an Option to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

     (i) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

     (j) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

     (k) "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.  ADMINISTRATION

     (a) Procedure. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee consisting of not less than two
(2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board. The Plan shall be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 10 of the Plan.

     Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

     The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

     (b) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Options under the Plan, prescribe Grant Agreements evidencing such Options and establish programs for granting Options. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

             (i) determine the eligible persons to whom, and the time or times at which Options shall be granted,

             (ii) determine the types of Options to be granted,

             (iii) determine the number of shares to be covered by each Option,

             (iv) impose such terms, limitations, restrictions and conditions upon any such Option as the Committee shall deem appropriate,

             (v) modify, extend or renew outstanding Options, accept the surrender of outstanding Options and substitute new Options, provided that no such action shall be taken with respect to any outstanding Option which would adversely affect the grantee without the grantee's consent, and

             (vi) accelerate or otherwise change the time in which an Option may be exercised, in whole or in part, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Option following termination of any grantee's employment.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

     (c) Limited Liability. To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Option thereunder.

     (d) Indemnification. To the maximum extent permitted by law, the members of the Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

     (e) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.  SHARES AVAILABLE FOR THE PLAN: MAXIMUM AWARDS

     Subject to adjustments as provided in Section 9 of the Plan, the shares of stock that may be delivered or purchased under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 1,000,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Options to be awarded under the Plan, subject to adjustments as provided in Section 9 of the Plan. If any Option, or portion of an Option, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such Option shall thereafter be available for further Options under the Plan unless such shares would not be deemed available for future Options pursuant to Section 16 of the Exchange Act.

     The maximum number of shares of Common Stock subject to Options of any combination that may be granted during any 12 consecutive month period to any one individual shall be limited to 500,000 shares. To the extent required by
Section 162(m) of the Code, shares of Common Stock subject to the foregoing limit with respect to which the related Option is terminated, surrendered or canceled shall not again be available for grant under this limit.

5.  PARTICIPATION

     Participation in the Plan shall be open to all employees, officers and directors of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation. To the extent necessary to comply with Rule 16b-3 or to constitute an "outside director" within the meaning of Section 162(m) of the Code, and only in the event that Rule 16b-3 or Section 162(m) of the Code is applicable to the Plan or an Option awarded thereunder, Committee members shall not be eligible to participate in the Plan while members of the Committee.

     Options may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Option made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Option to such person in that year or subsequent years.

6.  STOCK OPTIONS

     Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The Options granted shall be subject to the following terms and conditions.

     (a) Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the Option evidenced thereby and the terms and conditions of such Option, in such form as the Committee may from time to time determine.

     (b) Price. The price per share payable upon the exercise of each Option ("exercise price") shall be determined by the Committee; provided, however, that in the case of incentive stock options, the exercise price shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted.

     (c) Payment. Options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment of the exercise price shall be made in cash (or cash equivalents acceptable to the Committee) or by such other means as the Committee may prescribe. The Corporation may make or guarantee loans to grantees to assist grantees in exercising Options.

     The Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

     (d) Terms of Options. The term during which each Option may be exercised shall be determined by the Committee. In no event shall an Option be exercisable less than six months nor more than ten years from the date it is granted. Prior to the exercise of the Option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding Option.

     (e) Restrictions on Incentive Stock Options. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or another plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair

Market Value shall exceed $100,000, or other applicable amount, such Options (taking Options into account in the order in which they were granted) shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

     The exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such Option shall not exceed five years.

     Incentive stock options shall only be issued to employees of the Corporation or of a Parent or Subsidiary of the Corporation.

     (f) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time. No Option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such Option.

7.  WITHHOLDING OF TAXES

     The Corporation may require, as a condition to any exercise of an Option under the Plan or a Grant Agreement (hereinafter referred to as a "taxable event"), that the grantee pay to the Corporation, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

8.  TRANSFERABILITY

     To the extent required to comply with Rule 16b-3, and in any event in the case of an incentive stock option, no Option granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Option may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

9.  ADJUSTMENTS; BUSINESS COMBINATIONS

     In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Options may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Options made under the Plan, and in any other matters which relate to Options and which are affected by the changes in the Common Stock referred to above.

     In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate to effectuate the purposes of this Plan and to protect the grantees of Options, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any Option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option; and (iii) in any case where equity securities other than Common Stock of the Corporation are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements providing that any Option shall become one or more Options with respect to such other equity securities.

     In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement (i) each grantee shall have the right to exercise his Option at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act Any Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

10.  TERMINATION AND MODIFICATION OF THE PLAN

     The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted; including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan.

     The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Option in any manner to the extent that the Committee would have had the authority to make such Option as so modified or amended. No modification may be made that would materially adversely affect any Option previously made under the Plan without the approval of the grantee.

11.  NON-GUARANTEE OF EMPLOYMENT

     Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

12.  TERMINATION OF EMPLOYMENT

     For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Options, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

13.  WRITTEN AGREEMENT

     Each Grant Agreement entered into between the Corporation and a grantee with respect to an Option granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

14.  NON-UNIFORM DETERMINATIONS

     The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

15.  LIMITATION ON BENEFITS

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

16.  LISTING AND REGISTRATION

     If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any Nasdaq System or under any law, of shares subject to any Option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part and no restrictions on such Option shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

17.  COMPLIANCE WITH SECURITIES LAWS

     The Corporation may require that a grantee, as a condition to exercise of an Option, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Corporation may also require that a grantee submit other written representations which will permit the Corporation to comply with federal and applicable state securities laws in connection with the issuance of the Common Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Corporation may require that the grantee obtain a "purchaser representative" as, that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Corporation may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restric tions. Common Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

18.  GOVERNING LAW

     The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws rules and principles.

19.  PLAN SUBJECT TO CERTIFICATE OF INCORPORATION AND BY-LAWS

     This Plan is subject to the Certificate of Incorporation and By-Laws of the Corporation, as they may be amended from time to time.

20.  EFFECTIVE DATE; TERMINATION DATE

     The Plan is effective as of July 29, 1999, the date on which the Plan was adopted by the Board, subject to approval of the stockholders within twelve months of such date. Unless previously terminated, the Plan shall terminate on the close of business on July 29, 2009, ten years from the effective date. Subject to other applicable provisions of the Plan, all Options granted under the Plan prior to termination of the Plan shall remain in effect until such Options have been satisfied or terminated in accordance with the Plan and the terms of such Options.

                                                                       EXHIBIT B

                           STEAKHOUSE PARTNERS, INC.
                            YEAR 2000 INCENTIVE PLAN

1.  ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

     Steakhouse Partners, Inc. (the "Corporation") hereby establishes the Year 2000 INCENTIVE PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the Corporation by: (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

     The Plan permits the granting of stock options, including non-qualified stock options and incentive stock options qualifying under Section 422 of the Code, in any combination (collectively, "Options"), director stock options ("Director Stock Options") stock appreciation rights ("SARs"), restricted stock and deferred stock.

2.  DEFINITIONS

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

     (a) "Board" shall mean the Board of Directors of the Corporation.

     (b) "Change in Control" shall mean: (i) an acquisition of the Corporation, which in the sole discretion of the Board immediately prior to such acquisition, is determined to be an acquisition hostile to, and not in the best interests of, the stockholders of the Corporation, or (ii) an acquisition of fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities by any person (other than Richard M. Lee), as such term is used in Sections 13(d) and 14(d)(ii) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (iii) a change in the composition of the Board so that a majority of the members of the Board immediately prior to such change of control or change in composition of the Board, is determined to be a change hostile to, and not in the best interests of, the stockholders of the Corporation.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

     (d) "Committee" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

     (e) "Common Stock" shall mean shares of the Corporation's common stock, $.01 par value.

     (f) "Deferred Stock" shall mean an award made pursuant to Section 10 of the right to receive Common Stock at the end of a specified deferral period.

     (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (h) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on a system established by the National Association of Securities Dealers, Inc. ("Nasdaq System"), or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and, provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq System, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

     (i) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Option, Director Stock Option, SAR, restricted stock or deferred stock granted pursuant to the Plan.

     (j) "Grant Date" shall mean the date on which the Committee formally acts to grant an Option, Director Stock Option, SARs, restricted stock or deferred stock to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

     (k) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

     (l) "Restricted Stock" shall mean an award of shares of Common Stock that are subject to restrictions under Section 9.

     (m) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

     (n) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (o) "Subsidiary" and "Subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.  ADMINISTRATION

     (a) Procedure. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee consisting of not less than two
(2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

     Members of the Board or Committee who are either eligible for Options, Director Stock Options, SARs, restricted stock or deferred stock grants or have been granted same may vote on any matters affecting the administration of the Plan or the grant of Options, Director Stock Options, SARs, restricted stock or deferred stock pursuant to the Plan, except that no such member shall act upon the granting of an Option, Director Stock Option, SAR, restricted stock or deferred stock to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option, SAR, restricted stock or deferred stock to him or her.

     The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

     (b) Rule 16b-3 Requirements. The members of the Committee shall be both "non-employee directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code. The Board shall take all action necessary to cause the Plan to be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 10 of the Plan.

     (c) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Options Director Stock Options, SARs, restricted stock or deferred stock under the Plan, prescribe Grant Agreements evidencing such Options, Director Stock Options, SARs, restricted stock or deferred stock and establish programs for granting Options, Director Stock Options, SARs, restricted stock or deferred stock. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

          (i) determine the eligible persons to whom, and the time or times at which Options, Director Stock Options, SARs, restricted stock or deferred stock shall be granted,

          (ii) determine the types of Options, Director Stock Options, SARs, restricted stock or deferred stock to be granted,

          (iii) determine the number of shares to be covered by each Director Stock Options, SARs, restricted stock or deferred stock Option,

          (iv) impose such terms, limitations, restrictions and conditions upon any such Director Stock Options, SARs, restricted stock or deferred stock Option as the Committee shall deem appropriate,

          (v) modify, extend Options, Director Stock Options, SARs, restricted stock or deferred stock accept the surrender of outstanding Options, Director Stock Options, SARs, restricted stock or deferred stock and substitute new Options, Director Stock Options, SARs, restricted stock or deferred stock provided that no such action shall be taken with respect to any outstanding Option, Director Stock Options, SARs, restricted stock or deferred stock which would adversely affect the grantee without the grantee's consent, and

          (vi) accelerate or otherwise change the time in which an Option, Director Stock Options, SARs, restricted stock or deferred stock may be exercised, in whole or in part, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Option, Director Stock Options, SARs, restricted stock or deferred stock following termination of any grantee's employment.

     The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

     (d) Limited Liability. To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Option thereunder.

     (e) Indemnification. To the maximum extent permitted by law, the members of the Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

     (f) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.  SHARES AVAILABLE FOR THE PLAN: MAXIMUM AWARDS

     Subject to adjustments as provided in Section 9 of the Plan, the shares of stock that may be delivered or purchased under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 5,000,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Options, Director Stock Options, SARs, restricted stock or deferred stock to be awarded under the Plan, subject to adjustments as provided in Section 9 of the Plan. If any Option, Director Stock Option, SAR, restricted stock or deferred stock, or portion of same, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such Option, Director Stock Option, SAR, restricted stock deferred stock or shall thereafter be available for further Options, Director Stock Options, SARs, restricted stock or deferred stock under the Plan unless such shares would not be deemed available for future Options, Director Stock Options, SARs, restricted stock or deferred stock pursuant to
Section 16 of the Exchange Act.

5.  PARTICIPATION

     Participation in the Plan shall be open to all employees, officers and directors of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. To the extent necessary to comply with Rule 16b-3 or to constitute an "outside director" within the meaning of Section 162(m) of the Code, and only in the event that Rule 16b-3 or
Section 162(m) of the Code is applicable to the Plan or an Option, SAR, restricted stock or deferred stock awarded thereunder, Committee members shall not be eligible to receive awards of Options, SARs, restricted stock or deferred stock while members of the Committee. Directors of the Corporation (other than directors who are also officers or employees of the Corporation, its Subsidiaries or its Parent) are eligible to be granted Director Stock Options pursuant to Section 7 of the Plan.

     Options, Director Stock Options, SARs, restricted stock or deferred stock may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Option, Director Stock Option, SAR, restricted stock or deferred stock made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Option, Director Stock Options, SARs, restricted stock or deferred stock to such person in that year or subsequent years.

6.  STOCK OPTIONS

     Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants non-qualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The Options granted shall be subject to the following terms and conditions.

     (a) Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the Option evidenced thereby and the terms and conditions of such Option, in such form as the Committee may from time to time determine.

     (b) Price. The price per share payable upon the exercise of each Option ("exercise price") shall be determined by the Committee; provided, however, that in the case of incentive stock options, the exercise price shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted.

     (c) Payment. Options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment of the exercise price shall be made in cash (or cash equivalents acceptable to the Committee) or by such other means as the Committee may prescribe. The Corporation may make or guarantee loans to grantees to assist grantees in exercising Options.

     The Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

     (d) Terms of Options. The term during which each Option may be exercised shall be determined by the Committee. In no event shall an Option be exercisable less than six months nor more than ten years from the date it is granted. Prior to the exercise of the Option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding Option.

     (e) Restrictions on Incentive Stock Options. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or another plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Options (taking Options into account in the order in which they were granted) shall be treated as non-qualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

     The exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such Option shall not exceed five years.

     (f) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time. No Option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such Option.

7.  DIRECTOR STOCK OPTIONS

     Director Stock Options granted under this Plan shall be non-qualified stock options which are not intended to be "incentive stock options" within the meaning of Code Section 422. Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants Director Stock Options. The Director Stock Options granted shall be subject to the following terms and conditions.

     (a) Grant of Director Stock Option. The grant of a Director Stock Option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the Director Stock Option evidenced thereby and the terms and conditions of such Director Stock Option, in such form as the Committee may from time to time determine.

     (b) Price. The price per share payable upon the exercise of each Director Stock Option ("exercise price") shall be determined by the Committee.

     (c) Payment. Director Stock Options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment of the exercise price shall be made in cash (or cash equivalents acceptable to the Committee) or by such other means as the Committee may prescribe. The Corporation may make or guarantee loans to grantees to assist grantees in exercising Director Stock Options.

     The Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

     (d) Terms of Director Stock Options. The term during which each Director Stock Option may be exercised shall be determined by the Committee. In no event shall an Director Stock Option be exercisable less than six months nor more than ten years from the date it is granted. Prior to the exercise of the Director Stock Option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding Director Stock Option.

     (e) Other Terms and Conditions. Director Stock Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

8.  STOCK APPRECIATION RIGHTS

     (a) Grant and Exercise. SARs may be granted in conjunction with all or part of any Option granted under this Plan. In the case of a non-qualified stock option, such rights may be granted either at or after the time of the grant of such non-qualified stock option. In the case of an incentive stock option, such rights may be granted only at the time of the grant of such incentive stock option.

     A SAR or applicable portion thereof granted with respect to a given Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that, unless otherwise provided by the Committee at the time of grant, a SAR granted with respect to less than the full number of shares covered by a related Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Option exceeds the number of shares not covered by the SARs.

     A SAR may be exercised by an optionee, in accordance with Section 8(b), by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the optionee shall be entitled to receive amount determined in the manner prescribed in Section 8(b). Stock Options having been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related SAR have been exercised.

     (b) Terms and Conditions. SARs shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

          (i) SARs shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 6 and this Section; provided, however, that any SAR granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of the SAR, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

          (ii) Upon the exercise of a SAR, an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Option multiplied by the number of shares with respect to which the SAR shall have been exercised, with the Committee having the sole and exclusive right to determine the form of payment.

          (iii) SARs shall be transferable only when and to the extent that the underlying Option would be transferable under Section 6.5.

          (iv) Upon the exercise of a SAR, the Option or part thereof to which such SAR is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 on the number of shares of Stock to be issued under this Plan.

          (v) A SAR granted in connection with an incentive stock option may be exercised only if and when the market price of the Common Stock subject to the incentive stock option exceeds the exercise price of such Stock Option.

     In its sole discretion, the Committee may provide, at the time of grant of a SAR under this Section, that such SAR can be exercised only in the event of a Change of Control.

9.  RESTRICTED STOCK

     (a) Administration. Shares of Stock may be issued either alone or in addition to other awards granted under this Plan. The Committee shall determine the officers and key employees of the Corporation and its Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 9(b), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards). The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the then applicable terms and conditions.

          (i) Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required.

          (ii) Each participant who is awarded Restricted Stock shall be issued a stock certificate with respect to those shares of Restricted Stock. The certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and the Corporation. Copies of the Plan and the Agreement are on file in the offices of the Corporation, 10200 Willow Creek Road, San Diego, CA 92131.

          (iii) The Committee shall require that the stock certificates evidencing such shares will be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power to the Corporation, endorsed in blank, relating to the Stock covered by such award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of this Plan and the Restricted Stock Award Agreements, during such period as may be set by the Committee commencing on the grant date (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under this Plan. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Committee may determine, in its sole discretion.

          (ii) Except as provided in Section 9.3(a), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to receive any dividends. Dividends paid in stock of the Corporation or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

          (iii) Subject to the provisions of the Restricted Stock Award Agreement and this Section, upon the participant's termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant, and the participant shall only receive the amount, if any, paid by the participant for such forfeited Restricted Stock.

          (iv) In the event of special hardship circumstances of a participant whose employment is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

10.  DEFERRED STOCK AWARDS

     (a) Administration. Deferred Stock may be awarded either alone or in addition to other awards granted under this Plan. The Committee shall determine the officers and key employees of the Corporation, its Subsidiaries and Affiliates to whom, and the time or times at which, Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred and the terms and conditions of the award in addition to those set forth in Section 10(b). The Committee may also condition the grant of Deferred Stock upon the attainment of specified performance goals, or such other criteria as the Committee shall determine, in its sole discretion. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

     (b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section shall be subject to the following terms and conditions:

          (i) Subject to the provisions of this Plan and the award agreement, Deferred Stock awards may not be sold, assigned, transferred, pledged, or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

          (ii) At the time of the award, the Committee may, in its sole discretion, determine that amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be: (a) paid to the participant currently, (b) deferred and deemed to be reinvested, or (c) forfeited because the participant has no rights with respect thereto.

          (iii) Subject to the provisions of the award agreement and this Section, upon termination of employment for any reason during the Deferral Period for a given award, the Deferred Stock in question including any deferred and reinvested dividends thereon shall be forfeited by the participant.

          (iv) Based on performance and/or such other criteria as the Committee may determine, the Committee may, at or after the grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

          (v) In the event of special hardship circumstances of a participant whose employment is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the participant's Deferred Stock.

          (vi) A participant may elect to defer further receipt of the award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must be made at least six months prior to the completion of the Deferral Period for a Deferred Stock award (or for an installment of such an award).

          (vii) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock award agreement executed by the Corporation and the participant.

     11.  LOAN PROVISIONS

          With the consent of the Committee, the Corporation may make, guarantee, or arrange for, a loan or loans to an employee with respect to the exercise of any Option granted under this Plan and/or with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder and/or with respect to the payment by optionee of any or all federal and/or state income taxes due on account of the granting or exercise of any stock option or other awards hereunder. The Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

     12.  WITHHOLDING OF TAXES

          The Corporation may require, as a condition to any exercise of an Option under the Plan or a Grant Agreement (hereinafter referred to as a "taxable event"), that the grantee pay to the Corporation, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

     13.  TRANSFERABILITY

          To the extent required to comply with Rule 16b-3, and in any event in the case of an incentive stock option, no Option granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Option may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

     14.  ADJUSTMENTS; BUSINESS COMBINATIONS

          In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Options may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Options made under the Plan, and in any other matters which relate to Options and which are affected by the changes in the Common Stock referred to above.

          In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate to effectuate the purposes of this Plan and to protect the grantees of Options, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any Option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option; and (iii) in any case where equity securities other than Common Stock of the Corporation are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements providing that any Option shall become one or more Options with respect to such other equity securities.

          In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement (i) each grantee shall have the right to exercise his Option at any time up to ten days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option that is so canceled or surrendered at any time up to ten days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

     15.  TERMINATION AND MODIFICATION OF THE PLAN

          The Board, without further approval of the stockholders, may modify or terminate the Plan, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval would be required for continued compliance with Rule 16b-3.

          The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Option in any manner to the extent that the Committee would have had the authority to make such Option as so modified or amended. No modification may be made that would materially adversely affect any Option previously made under the Plan without the approval of the grantee.

     16.  NON-GUARANTEE OF EMPLOYMENT

          Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

     17.  TERMINATION OF EMPLOYMENT

          For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Options, transfer of an employee among the Corporation and the Corporation's

     Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

     18.  WRITTEN AGREEMENT

          Each Grant Agreement entered into between the Corporation and a grantee with respect to an Option granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

     19.  NON-UNIFORM DETERMINATIONS

          The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

     20.  LIMITATION ON BENEFITS

          With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     21.  LISTING AND REGISTRATION

          If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any Nasdaq system or under any law, of shares subject to any Option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part and no restrictions on such Option shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

     22.  COMPLIANCE WITH SECURITIES LAWS

          The Corporation may require that a grantee, as a condition to exercise of an Option, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Corporation may also require that a grantee submit other written representations which will permit the Corporation to comply with federal and applicable state securities laws in connection with the issuance of the Common Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Corporation may require that the grantee obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Corporation may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restrictions. Common Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of share certificates for such

     Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq system upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

     23.  GOVERNING LAW

          The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws rules and principles.

     24.  PLAN SUBJECT TO CERTIFICATE OF INCORPORATION AND BY-LAWS

          This Plan is subject to the Certificate of Incorporation and By-Laws of the Corporation, as they may be amended from time to time.

     25.  EFFECTIVE DATE; TERMINATION DATE

          The Plan is effective as of March 15, 2000, the date on which the Plan was adopted by the Board, subject to approval of the stockholders within twelve months of such date. Unless previously terminated, the Plan shall terminate on the close of business on March 15, 2010, ten years from the effective date. Subject to other applicable provisions of the Plan, all Options granted under the Plan prior to termination of the Plan shall remain in effect until such Options have been satisfied or terminated in accordance with the Plan and the terms of such Options.

                           STEAKHOUSE PARTNERS, INC.
                            10200 WILLOW CREEK ROAD
                          SAN DIEGO, CALIFORNIA 92131

P
R
O
X
Y
--------------------------------------------------------------------------------
                                REVOCABLE PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STEAKHOUSE PARTNERS, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2000 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                  The undersigned hereby appoints Richard M. Lee or Hiram J. Woo as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Steakhouse Partners, Inc. held of record by the undersigned on May 12, 2000, at the Annual Meeting of Stockholders to be held on June 6, 2000, or any adjournment or postponement thereof, with all the powers that the undersigned would possess if personally present as indicated below.

SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR PROPOSAL1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5, AND FOR PROPOSAL 6, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Company called for June 6, 2000, a Proxy Statement for the Annual Meeting and the Company's Annual Report on Form 10-KSB for the fiscal year ended December 28, 1999.

                Continued and to be voted and signed on reverse

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3,
FOR PROPOSAL 4, FOR PROPOSAL 5 AND FOR PROPOSAL 6.

                                                                                                   THIS PROXY MAY BE REVOKED
                                                                                               AT ANY TIME BEFORE IT IS EXERCISED.


                                                                                                    FOR  AGAINST  ABSTAIN
(1)   ELECTION OF DIRECTOR: Nominee: Mark W. Goudge                                                 / /    / /     / /

(2)   To approve a proposal to increase the number of authorized shares of our common stock
      from 10,000,000 to 25,000,000.                                                                / /    / /     / /

(3)   To consider and vote upon a proposal to approve the Company's 1999 Steakhouse Partners
      Stock Option Plan.                                                                            / /    / /     / /

(4)   To consider and vote upon a proposal to approve the Company's Year 2000 Incentive Plan.       / /    / /     / /

(5)   To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's
      independent auditors for the fiscal year ending December 26, 2000.                            / /    / /     / /

(6)   To transact such other business as may properly come before the meeting or any
      adjournment thereof.                                                                          / /    / /     / /
If you plan to attend the Annual Meeting please check the following
box:                                                            / /

THIS PROXY HAS BEEN MADE AVAILABLE TO:


FOR PROPOSAL 4, FOR PROPOSAL 5 AND FOR PROPOSAL 6.

Signature ______________________________________________________________________
Signature ______________________________________________________________________
Date ___________________________________________________________________________

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

                                    PLEASE MARK, SIGN, DATE, AND PROMPTLY
RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.